UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2022

Giga-tronics Incorporated

(Exact name of Registrant as Specified in Its Charter)

California	001-14605	94-2656341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5990 Gleason Drive
Dublin, California		94568
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (925) 328-4650

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No par value	GIGA	OTCQB Market
Preferred Share Purchase Rights	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On August 17, 2022, Armanino LLP (“Armanino”) resigned as the Giga-tronics Incorporated's ("the Company") independent registered public accounting firm.

The reports of Armanino on the Company’s financial statements for the Company’s fiscal years ended March 26, 2022 and March 27, 2021 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the report with respect to the fiscal year ended March 26, 2022 included an explanatory paragraph describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended March 26, 2022 and March 27, 2021, and through the interim period ended June 25, 2022, there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Armanino, would have caused Armanino to reference to the subject matter of the disagreements in its reports, and there were no “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Armanino with a copy of this disclosure before its filing with the Securities and Exchange Commission ("SEC"). The Company requested that Armanino provide the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter from Armanino is attached hereto as Exhibit 16.1.

The Company and its management team, thank Armanino and all its employees for the years of service provided.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.:	Description
16.1	Letter from Armanino LLP dated August 23, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GIGA-TRONICS INCORPORATED

Date:	August 23, 2022	By:	/s/ LUTZ P. HENCKELS
Executive Vice President Chief Financial Officer and Chief Operating Officer